FAIRHOLME FUNDS, INC.

The Fairholme Allocation Fund

(the “Fund”)

Supplement to Prospectus and Summary Prospectus

Dated March 30, 2023

Supplement dated July 28, 2023 to the Prospectus and Summary Prospectus of the Fund dated March 30, 2023.

On July 27, 2023, the Board of Directors (the “Board”) of Fairholme Funds, Inc., at the recommendation of Fairholme Capital Management, L.L.C., the investment adviser to the Fund, approved the liquidation and termination of the Fund. Effective at market close on July 28, 2023, the Fund will suspend the offering and sale of its shares. The Fund expects to make the final liquidating distribution on or about August 31, 2023 (the “Liquidation Date”).

At any time prior to the Liquidation Date, shareholders may redeem shares of the Fund, or exchange shares of the Fund for shares of the Fairholme Fund or the Fairholme Focused Income Fund, both of which will remain open to investors, in the manner described in the Fund’s Prospectus. In connection with the liquidation, the Board has approved the waiver of the redemption fee of 2.00% imposed on Fund shares redeemed or exchanged within 60 calendar days of their purchase.

Shareholders should be aware that the Fund may convert assets to cash and/or cash equivalents before the liquidating distribution is made to shareholders. Accordingly, the Fund will no longer pursue its stated investment objective or engage in any business activities except for the purposes of winding up its business and affairs, paying its liabilities and distributing its remaining assets to shareholders. If a shareholder has not redeemed his or her Fund shares prior to the Liquidation Date, the shareholder’s account will be automatically redeemed and an amount equal to the shareholder’s proportionate interest in the Fund’s assets will be distributed to the shareholder on the Liquidation Date.

The redemption, sale, exchange or liquidation of Fund shares may be a taxable event to the extent a shareholder’s tax basis in the shares is lower than the liquidation proceeds per share that the shareholder receives. Shareholders should consult with their personal tax advisers concerning their particular tax situation.

If you hold Fund shares in a tax-deferred retirement account, you should consult with your personal tax adviser or account custodian to determine how to reinvest your liquidation proceeds on a tax-deferred basis.

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YOU SHOULD RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS AND SUMMARY PROSPECTUS FOR FUTURE REFERENCE.